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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 1999, which report appears in the Registration Statement on Form 10/A (Commission File No. 0-25441) and to all references to our Firm included in this Registration Statement.


/s/  ARTHUR ANDERSEN LLP

Seattle, Washington
April 26, 1999